Exhibit A


                        MORGAN STANLEY AIRCRAFT FINANCE
                             Report to Noteholders
               All amounts in US dollars unless otherwise stated

Payment Date                   15th of each month
Convention                     Modified Following Business Day
Current Payment Date           15-Feb-00
Current Calculation Date       9-Feb-00
Previous Payment Date          18-Jan-00
Previous Calculation Date      13-Jan-00
-----------------------------------------------------------------------------------------------

1. Account Activity Summary between Calculation Dates

-----------------------------------------------------------------------------------------------
                                    Prior          Deposits     Withdrawals      Balance on
                                   Balance                                    Calculation Date
                                  13-Jan-00                                       9-Feb-00
-----------------------------------------------------------------------------------------------
Expense Account                    4,568,509.82   2,698,015.62  (1,469,995.57)    5,796,529.87
Collection Account                10,312,148.92   8,329,575.89 (10,312,148.46)    8,329,576.35
Aircraft Purchase Account                     -              -              -                -
Liquidity Reserve cash balance    25,000,000.00              -              -    25,000,000.00
-----------------------------------------------------------------------------------------------
Total                             39,880,658.74  11,027,591.51 (11,782,144.03)   39,126,106.22
-----------------------------------------------------------------------------------------------

2. Analysis of Expenses Account Activity

-----------------------------------------------------------------------------------------------
Opening Balance on Previous Calculation Date                                      4,568,509.82
Transfer from Collection Account on previous Payment Date                         2,673,089.18
Permitted Aircraft Accrual
Interim Transfer to Collection Account
Interest Income                                                                      24,926.44
Balance on current Calculation Date
 - Payments on previous payment date                                               (514,076.26)
 - Interim payments                                                                (955,919.31)
 - other
-----------------------------------------------------------------------------------------------
Balance on current Calculation Date                                               5,796,529.87
-----------------------------------------------------------------------------------------------

3. Analysis of Collection Account Activity

-----------------------------------------------------------------------------------------------
Opening Balance on Previous Calculation Date                                     10,312,148.92
Collections during period
 - lease rentals                                                                  7,340,303.38
 - maintenance reserves                                                             821,281.78
 - other leasing income                                                              10,544.84
 - interest income                                                                  157,445.89
 - interim transfer from Expense A/C                                                         -
Transfers from Aircraft Purchase Account                                                     -
Drawings under Credit or Liquidity Enhancement Facilities                                    -
Repayment of Drawings under Credit or Liquidity Enhancement Facilities                       -
Transfer to Expense Account on previous Payment Date
 - Required Expense Amount                                                       (2,673,089.18)
 - Permitted Aircraft Modifications
Net Swap payments on previous Payment Date                                          205,409.72
Aggregate Note Payments on previous Payment Date                                 (7,844,469.00)
Interim Transfer to Expense Account
-----------------------------------------------------------------------------------------------
Balance on current Calculation Date                                               8,329,576.35
-----------------------------------------------------------------------------------------------

Analysis of Liquidity Reserve Amount
First Collection Account Reserve                                                 15,000,000.00
Second Collection Account Reserve                                                10,000,000.00
Morgan Stanley Facility                                                          10,000,000.00
ILFC Facility
   - Letter of Credit                                           10,000,000.00
   - Cash Security Deposits                                     19,038,351.00    29,038,351.00
                                                                              -----------------
Liquidity Reserve Amount                                                         64,038,351.00
                                                                              -----------------

Minimum Liquidity Reserve Amount                                                 15,000,000.00

-----------------------------------------------------------------------------------------------

                        MORGAN STANLEY AIRCRAFT FINANCE
                             Report to Noteholders
               All amounts in US dollars unless otherwise stated


Current Payment Date                   15-Feb-00
Current Calculation Date               9-Feb-00
Previous Payment Date                  18-Jan-00
Previous Calculation Date              13-Jan-00
----------------------------------------------------------------------------------------------------------------

Balance in Collection Account                                                                      8,329,576.35
Liquidity Reserve Amount                                                                          64,038,351.00
                                                                                              ==================
Available Collections                                                                             72,367,927.35
                                                                                              ==================

3. Analysis of Collection Account Activity (Continued)
----------------------------------------------------------------------------------------------------------------
Analysis of Current Payment Date Distributions

(I)          Required Expense Amount                                                                 721,805.73
(II) a)      Class A Interest but excluding Step-up                                                2,969,304.80
     b)      Swap Payments other than subordinated swap payments                                     173,868.06
(iii) a)     Repayment of Primary Eligible Credit Facilities                                                  -
     b)      First Collection Account top-up (Minimum liquidity reserve $15 m)                    15,000,000.00
(iv)         Class A Minimum principal payment                                                                -
(v)          Class B Interest                                                                        452,045.74
(vi)         Class B Minimum principal payment                                                       327,532.85
(vii)        Class C Interest                                                                        574,689.31
(viii)       Class C Minimum principal payment                                                                -
(ix)         Class D Interest                                                                        797,500.00
(x)          Class D Minimum principal payment                                                                -
(xi)  a)     Secondary Eligible Credit Facilities (ILFC and Morgan Stanley Facilities)                        -
      b)     Second collection account top-up                                                     49,038,351.00
(xii)        Class A Scheduled principal                                                                      -
(xiii)       Class B Scheduled principal                                                                      -
(xiv)        Class C Scheduled principal                                                              35,967.00
(xv)         Class D Scheduled principal                                                                      -
(xvi)        Permitted accruals for Modifications
(xvii)       Step-up interest                                                                                 -
(xviii)      Beneficial interest                                                                              -
(xix)        Class A Supplemental principal                                                        2,276,862.86
(xx)         Class B Supplemental principal                                                                   -
(xxi)        Class D Redemption Price                                                                         -
(xxii)       Class C Redemption Price                                                                         -
(xxiii)      Class B Redemption Price                                                                         -
(xxiv)       Class A Redemption Price                                                                         -
(xxv)        Subordinated Swap payments                                                                       -
(xxvi)       all remaining amounts to holders of Beneficial interests
             Total Payments with respect to Payment Date                                          72,367,927.35
             less collection Account Top Ups (iii) (b) and (xi) (b) above                         64,038,351.00
                                                                                              ==================
                                                                                                   8,329,576.35
                                                                                              ==================

----------------------------------------------------------------------------------------------------------------

                        MORGAN STANLEY AIRCRAFT FINANCE
                             Report to Noteholders
               All amounts in US dollars unless otherwise stated



Current Payment Date                    15-Feb-00
Current Calculation Date                9-Feb-00
Previous Payment Date                   18-Jan-00
Previous Calculation Date               13-Jan-00
----------------------------------------------------------------------------------------

4. Payments on the Notes by Subclass

----------------------------------------------------------------------------------------
                                           Subclass        Subclass        Subclass
(a) Floating Rate Notes                       A-1             A-2             B-1

----------------------------------------------------------------------------------------
Applicable LIBOR                               5.78125%        5.78125%        5.78125%
Applicable Margin                               0.2100%         0.3500%         0.6500%
Applicable Interest Rate                       5.99125%        6.13125%        6.43125%
Day Count                                       Act/360         Act/360         Act/360
Actual Number of Days                                28              28              28
Interest Amount Payable                    1,863,944.44    1,105,360.35      452,045.74
Step-up Interest Amount Payable                       -        NA              NA
----------------------------------------------------------------------------------------
Total Interest Paid                        1,863,944.44    1,105,360.35      452,045.74
----------------------------------------------------------------------------------------

Expected Final Payment Date                   15-Mar-00       15-Sep-05       15-Mar-13
Excess Amortisation Date                      15-Mar-00       15-Apr-98       15-Apr-98
----------------------------------------------------------------------------------------
Original Balance                         400,000,000.00  340,000,000.00  100,000,000.00
Opening Outstanding Principal Balance    400,000,000.00  231,792,472.68   90,371,492.90
----------------------------------------------------------------------------------------
Extended Pool Factors                           100.00%          83.45%          96.39%
expected Pool Factors                           100.00%          75.74%          92.46%
----------------------------------------------------------------------------------------
Extension Amount                                      -               -      327,532.85
expected Pool Factor Amount                           -               -               -
Surplus Amortisation                                  -    2,276,862.86               -
----------------------------------------------------------------------------------------
Total Principal Distribution Amount                   -    2,276,862.86      327,532.85
----------------------------------------------------------------------------------------
Redemption Amount
- amount allocable to principal
- amount allocable to premium
----------------------------------------------------------------------------------------
Closing Outstanding Principal Balance    400,000,000.00  229,515,609.82   90,043,960.05
----------------------------------------------------------------------------------------

------------------------------------------------------------------------

(b) Fixed Rate Notes                          C-1             D-1

------------------------------------------------------------------------
Applicable Interest Rate                       6.90000%        8.70000%
Day count                                      30 / 360        30 / 360
Number of Days                                       30              30
Interest Amount Payable                      574,689.31      797,500.00
------------------------------------------------------------------------
Total Interest Paid                          574,689.31      797,500.00
------------------------------------------------------------------------
Expected Final Payment Date                   15-Mar-13       15-Mar-14
Excess Amortisation Date                      15-Mar-13       15-Mar-10
Original Balance                         100,000,000.00  110,000,000.00
Opening Outstanding Principal Balance     99,945,967.00  110,000,000.00
------------------------------------------------------------------------
Extended Pool Factors                           100.00%         100.00%
expected Pool Factors                            99.91%         100.00%
------------------------------------------------------------------------
Extended Amount                                       -               -
expected Pool Factor amount                   35,967.00               -
Surplus Amortisation                                  -
------------------------------------------------------------------------
Total Principal Distribution Amount           35,967.00               -
------------------------------------------------------------------------
Redemption Amount                                     -               -
- amount allocable to principal                       -               -
- amount allocable to premium                         -               -
------------------------------------------------------------------------
Closing Outstanding Principal Balance     99,910,000.00  110,000,000.00
------------------------------------------------------------------------

----------------------------------------------------------------------------------------

                        MORGAN STANLEY AIRCRAFT FINANCE
                             Report to Noteholders
               All amounts in US dollars unless otherwise stated


Current Payment Date                          15-Feb-00
Current Calculation Date                       9-Feb-00
Previous Payment Date                         18-Jan-00
Previous Calculation Date                     13-Jan-00
-----------------------------------------------------------------------------------

5. Floating Rate Note information for next Interest Accrual Period

Start of Interest Accrual Period              15-Feb-00
End of Interest Accrual Period                15-Jun-99
Reference Date                                11-Feb-00

-----------------------------------------------------------------------------------

                                               A-1           A-2          B-1

-----------------------------------------------------------------------------------
Applicable LIBOR                               5.88500%      5.88500%     5.88500%
Applicable Margin                               0.2100%       0.3500%      0.6500%
Applicable Interest Rate                       6.09500%       6.2350%      6.5350%
Actual Pool Factor                              100.00%        67.50%       90.04%

-----------------------------------------------------------------------------------

----------------------------------------------------------------------

Fixed Rate Notes                               C-1           D-1

----------------------------------------------------------------------

Actual Pool Factor                               99.91%       100.00%

----------------------------------------------------------------------

-----------------------------------------------------------------------------------

6. Payments per $ 100,000 Inital Outstanding Principal Balance of Notes

-----------------------------------------------------------------------------------

(a) Floating Rate Notes                        A-1           A-2          B-1

-----------------------------------------------------------------------------------

Opening Outstanding Principal Balance        100,000.00     68,174.26    90,371.49
Total Principal Payments                              -        669.67       327.53
Closing Outstanding Principal Balance        100,000.00     67,504.59    90,043.96

Total Interest                                   465.99        325.11       452.05
Total Premium                                         -             -            -

-----------------------------------------------------------------------------------

----------------------------------------------------------------------

(b) Fixed Rate Notes                           C-1           D-1

----------------------------------------------------------------------

Opening Outstanding Principal Balance         99,945.97    100,000.00
Total Principal Payments                          35.97             -
Closing Outstanding Principal Balance         99,910.00    100,000.00

Total Interest                                   574.69        725.00
Total Premium                                         -             -

----------------------------------------------------------------------

-----------------------------------------------------------------------------------

Morgan Stanley Aircraft Finance

                   Performance to Date Versus 1998 Base Case
                           Mar 3, 1998 - Feb 15, 2000

           All amounts in US dollars millions unless otherwise states

------------------------------------------------------------------------------------------------
     Coverage Ratios                                                                   1998
                                          Closing              Actual                Base Case
------------------------------------------------------------------------------------------------
     Net Cash Collections                                          120.5                 113.2
     Add Back Interest and Swap Payments                           132.2                 132.0
     Add Back Permitted Accruals                                     1.6

 a   Net Cash Collections(excl. interest and swap pymts)           254.3                 245.2

 b   Swaps                                                          12.4                   7.0
 c   Class A Interest                                               76.2                  80.9
 d   Class A Minimum                                                15.2                  22.2
 e   Class B Interest                                               11.4                  11.9
 f   Class B Minimum                                                10.0                  10.0
 g   Class C Interest                                               13.5                  13.5
 h   Class C Minimum                                                 0.0                   0.0
 I   Class D Interest                                               18.7                  18.7
 j   Class D Minimum                                                   -                     -
 k   Class A Scheduled                                                 -                     -


 l   Class B Scheduled                                                 -                     -
 m   Class C Scheduled                                               0.1                   0.1
 n   Class D Scheduled                                                 -                   0.0
 o   Permited Aircraft Modifications                                 1.6                     -
 p   Class A Supplemental                                           95.3                  81.0
                                                                 ------------------------------
     Total                                                         254.3                 245.2
                                                                 ------------------------------


 [1] Interest Coverage Ratio
     Class A                                                        2.87                  2.79
     Class B                                                        2.21                  2.01
     Class C                                                        1.83                  1.69
     Class D                                                        1.62                  1.49

 [2] Debt Coverage Ratio
     Class A                                                        1.62                  1.49
     Class B                                                        1.62                  1.49
     Class C                                                        1.62                  1.49
     Class D                                                        1.62                  1.49

     Loan-to-Value Ratios( in US dollars)

 [3] Assumed Portfolio Value          1,115,510,000                              1,004,954,911
 [4] Adjusted Portfolio Value                                952,467,605
     Liquidity Reserve Amount
     Of which - Cash                     25,000,000           25,000,000            25,000,000
              - Accrued Expenses          6,089,203
              - Letters of
                Credit held              40,000,000           39,038,351            39,038,351
                                    ---------------      --------------------------------------
     Subtotal                            65,000,000           70,127,554            64,038,351
     Less Lessee Security Deposits      (20,000,000)         (19,038,351)          (19,038,351)
     Subtotal                            45,000,000           51,089,203            45,000,000

 [5] Total Asset Value                1,160,510,000        1,003,556,807         1,049,954,911

     Note Balances as at February 15, 2000
     Class A                            740,000,000 63.8%    629,515,610 62.7%     636,816,388 60.7%

     Class B                            100,000,000 72.4%     90,043,960 71.7%      90,043,960 69.2%


     Class C                            100,000,000 81.0%     99,910,000 81.7%      99,914,956 78.7%


     Class D                            110,000,000 90.5%    110,000,000 92.6%     110,000,000 89.2%
                                    ---------------      --------------------------------------
     Total                            1,050,000,000          929,469,570           936,775,304
------------------------------------------------------------------------------------------------
*1998 Base Case Cash Collections and Cash Expenses have been adjusted for non-delivery of an aircraft.


[1] Interest Coverage Ratio is equal to Net Cash Collections(excl. interest and swap payments) expressed as a ratio of the interest payable on each subclass of Notes plus the interest and minimum principal payments payable on each subclass of Notes that rank senior in priority of payment to the relevant subclass of Notes.

[2] Debt Service Ratio is equal to Net Cash Collections (excl. interest and swap payments) expressed as a ratio of the interest and minimum and scheduled principal payments payable on each subclass of Notes plus the interest and minimum and scheduled principal payments payable on each subclass of Notes that ranks equally with or senior to the relevant subclass of Notes in the priority of payments.

[3] Assumed Portfolio Value represents the Inital Appraised Value of each aircraft in the Portfolio multipled by the Depreciation Factor at Calculation date divided by the Depreciation Factor at Closing date.

[4] Adjusted Portfolio Value represents the Base Value of each aircraft in the Portfolio as detemined by the most recent Appraisal multipled by the Depreciation Factor at Calculation date divided by the Depreciation Factor at Closing date.

The lower of the Assumed Portfolio Value or 105% of the Adjusted Portfolio Value is used to calculate the principal repayment amounts to Noteholders

[5] Total Asset Value is equal to Total Assumed Portfolio Value plus Liquidity
Reserve Amount minus Lessee Security Deposits.


                    Performance to Date versus 1998 Base Case
                           Mar 3, 1998 - Feb 15, 2000

           All amounts in US dollars millions unless otherwise stated

---------------------------------------------------------------------------------------------  ----------------------------------
                                                                          1998                 % of 1998 Base Case Lease Rentals
                    CASH COLLECTIONS                        Actual      Basecase    Variance      Actual*  Base Case Variance
---------------------------------------------------------------------------------------------  ----------------------------------
  [1]               Lease Rentals                             252.9       252.9           -        100.0%     100.0%      0.0%
  [2]                - Renegotiated Leases                     (1.6)          -        (1.6)        -0.7%       0.0%     -0.7%
  [3]                - Rental Resets                           (2.5)          -        (2.5)        -1.0%       0.0%     -1.0%
                                                           ----------------------------------  ----------------------------------
  [4]  S[1]..[3]    Contracted Lease Rentals                  248.8       252.9        (4.1)        98.4%     100.0%     -1.6%

  [5]               Movement in Current Arrears Balance        (3.4)          -        (3.4)        -1.3%                -1.3%

                    less Net Stress-related Costs

  [6]               - Bad debts                                (6.2)          -                     -2.4%
  [7]               - Capitalised arrears                      (3.5)                                -1.4%
  [8]               - Security deposits drawn down              4.5           -                      1.8%
  [9]               - AOG                                      (9.9)          -                     -3.9%
  [10]              - Other Leasing Income                      3.8           -                      1.5%
  [11]              - Repossession                             (2.2)                                -1.0%
                                                           ----------------------------------  ----------------------------------
  [12] S [6]..[11]  sub-total                                 (13.5)      (11.4)       (2.1)        -5.4%      -4.5%     -0.9%

  [13] [4]+[5]+[12] Net Lease Rentals                         231.9       241.6        (9.6)        91.7%      95.5%     -3.8%
                                                                                         -
  [14]              Interest Earned                             4.3         2.7         1.6          1.7%       1.1%      0.6%

  [15]              Net Maintenance                             5.7           -         5.7          2.3%       0.0%      2.3%
                                                           ----------------------------------  ----------------------------------
  [16] S [13]..[15] Total Cash Collections                    242.0       244.3        (2.3)        95.7%      96.6%     -0.9%
                                                                              -
---------------------------------------------------------------------------------------------  ----------------------------------

                    CASH EXPENSES
                    Aircraft Operating Expenses
  [17]               - Insurance                               (0.7)                                -0.3%
  [18]               - Re-leasing and other overheads          (1.2)                                -0.5%
                                                           ----------------------------------  ----------------------------------
  [19] [17]+[18]    subtotal                                   (1.9)       (8.9)       6.9          -0.8%      -3.5%      2.7%

                    SG&A Expenses
  [20]              Aircraft Servicer Fees
                     - Base Fee                                (4.1)
                     - Rent Collected Fee                      (2.3)
                     - Rent Contracted Fee                     (2.4)
                     - Incentive Fee                           (0.5)
                                                           ----------------------------------  ----------------------------------
  [21]   [20]       sub-total                                  (9.3)      (11.0)        1.7         -3.7%      -4.4%      0.7%
  [22]              Other Servicer Fees                        (5.2)       (6.3)        1.1         -2.1%      -2.5%      0.4%
                                                           ----------------------------------  ----------------------------------
  [23] [21]+[22]    subtotal                                  (14.5)      (17.4)        2.9         -5.7%      -6.9%      1.1%
                                                           ----------------------------------  ----------------------------------
  [24] [19]+[23]    Total Cash Expenses                       (16.4)      (26.2)        9.8         -6.5%     -10.4%      3.9%
---------------------------------------------------------------------------------------------  ----------------------------------

                    NET CASH COLLECTIONS
  [25]   [16]       Total Cash Collections                    242.0       244.3        (2.3)        95.7%      96.6%     -0.9%
  [26]   [24]       Total Cash Expenses                       (16.4)      (26.2)        9.8         -6.5%     -10.4%      3.9%
  [27]              Interest Payments                        (119.8)     (124.9)        5.1        -47.4%     -49.4%      2.0%
  [28]              Swap Payments                             (12.4)       (7.0)       (5.3)        -4.9%      -2.8%     -2.1%
  [29]              Exceptional Item                           27.1        27.1           -         10.7%      10.7%      0.0%
                                                           ----------------------------------  ----------------------------------
  [30] S [25]..[29] TOTAL                                     120.5       113.2         7.3         47.6%      44.7%      2.9%
                                                           ==================================  ==================================

---------------------------------------------------------------------------------------------  ----------------------------------
  [31]              PRINCIPAL PAYMENTS

                    subclass A1                                   -           -
                    subclass A2                               110.5       103.2         7.3         43.7%      40.8%      2.9%
                    subclass B1                                10.0        10.0        (0.0)         3.9%       3.9%      0.0%
                    subclass C1                                 0.0         0.0         0.0          0.0%       0.0%      0.0%
                    subclass D1                                   -           -
                                                           ----------------------------------  ----------------------------------
                    Total                                     120.5       113.2         7.3         47.6%      44.7%      2.9%
                                                           ==================================  ==================================
---------------------------------------------------------------------------------------------------------------------------------

                    Debt Balances
                    subclass A1                               400.0       400.0
                    subclass A2                               229.5       236.8
                    subclass B1                                90.0        90.0
                    subclass C1                                99.9        99.9
                    subclass D1                               110.0       110.0
                                                           --------------------
                                                              929.5       936.8
                                                           --------------------